UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2007

CryoCor, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51410	33-0922667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9717 Pacific Heights Boulevard San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 909-2200

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 20, 2007, the Registrant entered into a securities purchase agreement with certain purchasers pursuant to which it sold an aggregate of 1,052,423 shares of common stock and warrants to purchase up to 578,824 shares of common stock for a total of $5,449,971.90 (excluding any proceeds that might be received upon exercise of the warrants). The purchase price of each share of common stock sold in the financing was $5.14 and the purchase price for the warrants was $0.07 for each share of common stock underlying the warrants. The warrants have an exercise price of $5.14 per share. The closing of the financing occurred on April 24, 2007. In connection with the financing, the Registrant has agreed to file to register for resale the maximum amount of the shares of common stock sold in the financing permitted by the SEC, including the shares of common stock underlying the warrants, within 30 days of the closing. To the extent any of such shares are not permitted by the SEC to be registered on the initial registration statement to be filed by the Registrant within 30 days of the closing, the Registrant is obligated to file to register, as soon as reasonably practicable and as permitted by the SEC, the remainder of such shares.

The securities purchase agreement and the form of warrant in connection with the financing are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is hereby incorporated by reference into this Item 3.02. The common stock and warrants to purchase common stock issued pursuant to the securities purchase agreement were issued in reliance on the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended, and/or Regulation D, Rule 506 promulgated under the Securities Act, in that the issuance did not involve a public offering.

Each purchaser pursuant to the securities purchase agreement represented that it was an accredited investor as defined in Regulation D and that it was acquiring the common stock and warrants to purchase common stock for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate legends were affixed to the common stock and warrants to purchase common stock issued in the private placement.

Item 8.01.	Other Events.

On April 25, 2007, we issued a press release announcing the private placement. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

4.1	Securities Purchase Agreement, dated April 20, 2007, by and among the Registrant and the purchasers listed on the signature pages thereto.

4.2	Form of Warrant.

99.1	Press release of CryoCor, Inc. dated April 25, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CryoCor, Inc.

By:	/s/ Gregory J. Tibbitts
Vice President, Finance and Chief Financial Officer (Principal Financial and Accounting Officer)

Date: April 25, 2007

INDEX TO EXHIBITS

4.1	Securities Purchase Agreement, dated April 20, 2007, by and among the Registrant and the purchasers listed on the signature pages thereto.

4.2	Form of Warrant.

99.1	Press release of CryoCor, Inc. dated April 25, 2007.